                                 LOAN AGREEMENT


Agreement made February 21, 1997 by Electronic Hardware Corp., a New York corporation with offices at 320 Broad Hollow Road, Farmingdale, NY 11735 (hereinafter called Borrower) and Allen Field Co. Inc., Andrew Franzone, Harry Goodman and David Kassel, New York corporations, with offices at 320 Broad Hollow Road, Farmingdale, NY 11735 (hereinafter called guarantors).

This agreement is made in connection with a loan of $250,000.00 to Borrower from Long Island Development Corporation, a New York corporation with offices at 255 Executive Drive, Suite 400, Plainview, NY 11803 (hereinafter called LIDC or lender). The loan is being made so that Borrower can make certain renovations, purchase certain equipment and installations and/or for working capital. Borrower has signed a note obligating itself to repay the loan. Guarantors have signed a guarantee obligating themselves to repay the loan. Borrower and guarantors represent and agree as follows:

1. Use of Proceeds: They will use the proceeds of the loan as permitted by the Commitment Letter and Loan Memorandum of the Lender - New York State Department of Economic Development Long Island Revolving Loan Fund for Defense Diversification dated September 27, 1996 (hereinafter the "Memorandum").

2. Financial Information: During each year of the loan term, Borrower will submit to LIDC (a) an annual financial statement prepared by an independent accountant in such form as LIDC may approve beginning with its financial statement for 1996 and (b) its federal tax return beginning with such return for FYE 1996 within 90 days of the end of each fiscal year. Borrower agrees that LIDC may obtain said financial statements and tax returns directly from Borrower's accountant.

3. Financial Information: During each year of the loan term, each Guarantor will submit to LIDC (a) an annual financial statement prepared by an independent accountant in such form as LIDC may approve beginning with its financial statement for 1996 and (b) its federal tax return beginning with such return for FYE 1996 within 90 days of the end of each fiscal year. Each Guarantor agrees that LIDC may obtain said financial statements and tax returns directly from its accountant.

4. Records: Borrower and guarantors will at all times keep proper books of account and records regarding their operations and the premises. Borrower and guarantors hereby authorize LIDC to make or cause to be made, at their expense and in such manner and at such times as LIDC may require, (a) inspections and audits of any books, records and papers in the custody or control of borrower, guarantors or others, relating to Borrower or guarantors' financial or business conditions, including the making of copies thereof and extracts therefrom.

Borrower and Guarantors hereby authorize all Federal. State and municipal authorities (a) to furnish reports of examinations, records, and other information relating, to the conditions and affairs of Borrower and guarantors and any desired information from reports, returns, files and records of such authorities upon request therefore by LIDC; and (b) to permit representatives of LIDC to have full access from time to time to, and make copies of and extracts from, any and all reports or returns by, or with respect to Borrower or guarantors, and all reports of examiners or other information concerning Borrower or guarantors contained in the files and records of such authorities.

Borrower and Guarantors agree to give LIDC access upon request to said documentation for inspection and copying.

5. Reimbursable Expenses: Borrower and guarantors will, on demand, reimburse LIDC for any and all expenses incurred, or which may be hereafter incurred, by LIDC from time to time in connection with or by reason of Borrower or guarantors' application for, and the making and administration of the Loan.

6. Profits: There shall be no distribution of profits to shareholders and no additions to the profit sharing nor pension funds of owners and officers of Borrower unless Borrower is profitable and can afford same in addition to payments in connection with this loan and other carrying charges on the premises. Nothing herein shall prevent an employee from making a contribution pursuant to the 401K plan.

7. Fees and Commissions: Borrower and guarantors certify they have not directly or indirectly paid or agreed to pay any fees or commissions or other compensation in connection with the application or closing of the loan except their own counsel and as follows. Borrower and guarantors further agree they will not pay any sums other than these listed in connection with the application and closing of the loan:

         Name & Address                      Service                  Fee

         Newman and Cahn                     LIDC Legal               $1,000.00
         One Old Country Road
         Carle Place, NY 11514-1889

         Long Island Development Corp.       Commitment and           $2,500.00
         255 Executive Drive
         Suite 400                           Application fees
         Plainview NY 11514

8. Liability: Borrower and guarantors are jointly and severally liable hereunder.

9. Borrower and guarantors agree to conform to the terms and conditions of the commitment letter and loan memorandum.

10.      Omitted

11. Toxic Waste: Borrower and guarantors will keep the premises free from pollution with toxic waste and will comply with all environmental laws and will indemnify Lender from any liability resulting from any past, present or future toxic waste contamination or damage and or clean up responsibilities in connection with the premises and the additional collateral.

12. Parties Affected: This agreement shall be binding upon Borrower, guarantors and their successors and assigns and shall inure to the benefit of LIDC and their successors and assigns.

13. Hazard Insurance: Borrower and Guarantors hereby agree to maintain hazard insurance upon all of its tangible assets in the minimum amount of eighty percent of value during the life of the loan, said insurance naming LIDC as mortgagee payee/loss payee as appropriate. Borrower and Guarantors also agree to maintain appropriate liability, workmen's compensation and contents insurance.

14.      Omitted

15.      Omitted

16.      Omitted

17. Acceleration: A violation of any one term of this loan agreement or of the promissory note of even date or of any requirement in connection with the loan imposed by LIDC may, at the option of LIDC, constitute a default of the entire loan and the entire remaining indebtedness shall immediately become due and payable without notice or demand.

18. Waiver: A Waiver by LIDC of any one term of this loan agreement shall not be effective unless in writing and shall not constitute a waiver of any other term.

19. Commitment Letter and Loan Memorandum: Borrower and guarantors agree that all terms and conditions imposed by the Commitment Letter and Loan Memorandum are hereby incorporated into this loan agreement and in case of inconsistency between the terms of this loan agreement and the Memorandum, Borrower and guarantors agree that they will abide by the decision of LIDC as to resolution of such inconsistency.

20. Terms: The undersigned certify that they have read and are familiar with each term of this loan agreement and understand the requirements herein and will abide by them.

21. Adverse Change: Borrower and guarantors certify to Lender that there has been no adverse change in the business, property or condition (financial or otherwise) of adverse change in the business, property or condition (financial or otherwise) of Borrower or Guarantors since the date of application herein and that Borrower or guarantors will advise Lender of any adverse changes from this date forward within ten (10) days of same.

22. Management: Borrower agrees not to execute any contracts for management consulting services without the prior written consent of LIDC.

23. Change of Control: Borrower and guarantors agree that any and all outstanding obligations may be accelerated and payments called for by LIDC if the Borrower or guarantors, during the term of this loan, effect a change of control of their businesses (management or ownership, including ownership referred to in paragraph 27 of this agreement).

24. Amount Due: Borrower and guarantors agree that the "amount due" at any time during loan term includes the unpaid principal and accrued interest.

25. New Debt: Borrower and guarantors agree not to incur additional (new) financial obligations without LIDC's prior written consent other than normal trade debt and other debt which it can afford while still remaining profitable.

26. Ownership Premises: Borrower and guarantors agree that premises are owned by K&G Realty Inc. an affiliate of the Borrower and (the "affiliate") as of this date and agree that the entire indebtedness hereunder and under promissory note of even date shall immediately become due and payable without notice or demand if there is a change of said premises ownership during the loan term without prior written consent of LIDC.

         Occupancy of Premises: Borrower and guarantors agree that the entire premises are leased from the affiliate to borrower for the term of this loan. Borrower and guarantors agree that there shall be no assignment of said lease nor further subletting under said lease except with the prior written consent of LIDC. Borrower and guarantors agree that failure by Borrower to occupy at least 100% of the premises during the term of the loan except with prior written consent of LIDC shall constitute a default under the loan.

27. Ownership: Borrower and guarantors agree that the entire indebtedness due hereunder and under promissory note of even date shall become immediately due and payable without notice or demand if there is a change of ownership of Borrower or guarantors during loan term without LIDC's prior written consent. With respect to a corporation, this applies to ownership represented by Common Stock, as well as authorized but unissued stock, as well as Treasury Stock. Borrower and any corporate guarantor(s) are each owned as follows as of the date of this agreement:

Andrew Franzone                       1/3                         President
Harry Goodman                         1/3                         V.P. / Sec'y
David Kassel                          1/3                         Chairman



28. UCC's: Borrower and guarantors hereby grant to LIDC a security interest in all fixtures attached to or used in connection with the premises now existing and hereafter acquired or created subject to no prior liens except Republic National Bank.

         LIDC is hereby authorized to file Financing Statements under the New York Uniform Commercial Code without Borrowers signatures. Borrower and guarantors agree to pay the cost of filing said financing statements or renewals thereof during the loan term.

         It is agreed that Borrower owns all said fixtures and shall not transfer, sell, assign or otherwise dispose of said fixtures nor permit any other security interest to be created thereon without LIDC's written approval.

29. Business Form: Borrower and guarantors shall not conduct business under any other name than those used at date of this agreement nor change nor reorganize the type of business entity under which they do business except upon prior written approval of LIDC. If such approval is given, Borrower and guarantors agree that all documents, instruments and agreements demanded by LIDC shall be prepared and filed at Borrower or guarantors' expense before such change of name or business entity shall occur. Borrower or guarantors shall pay the filing and recording costs of any document or instruments necessary to perfect, extend, modify or terminate the security interest created hereunder, as demanded by LIDC.

30. Liens: Borrower and guarantors shall maintain their assets and its business premises in good condition, pay promptly all taxes, judgments or charges of any kind levied or assessed thereon, and keep same free from mortgages or liens except those permitted by LIDC.

31. Employees: During the loan, Borrower will provide LIDC with statistics as requested regarding Borrower's employees.

32. Hereafter-Formed Subsidiaries and Affiliates: Borrower and guarantors shall cause any wholly owned subsidiary or any affiliate hereafter formed or acquired by Borrower or guarantors within 30 days of such formation or acquisition, to unconditionally guarantee in writing the payment of all the liabilities and obligations of Borrower and Guarantors to LIDC. An affiliate is defined as a company with 50% or more common ownership between it and borrower or guarantor.

         Borrower and guarantors shall not transfer assets to a subsidiary or affiliate or any other entity other than among those signing this agreement without the prior consent of LIDC.

33. Other Laws: Borrower and guarantors shall comply with all Federal and State laws pertaining to equal opportunity employment.

34. Indemnification: Borrower and guarantors agree to indemnify LIDC for any and all claims against LIDC or costs, expenses, liabilities or damages incurred by LIDC in connection with the Loan and the Premises.

35. Events of Default: The following shall constitute a default of the loan:

         a. Falsity of any statements, certificates, reports, representations or warranties made or furnished by Borrower or guarantors or their representative in correction with the making of the Loan or the fulfillment of this Agreement, the Note, or the Security Agreement;

         b. Insolvency or inability of Borrower or guarantors to pay their debts generally as they become due;

         c. Entry of an order, judgment or decree by court of competent jurisdiction appointing a receiver, trustee or liquidator of Borrower or guarantors or for a substantial part of the assets of Borrower or guarantors;

         d. Institution by or against Borrower or guarantors of any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings, provided that such proceedings are not contested in good faith;

         e. Suspension of all or a substantial part of the operations of Borrower conducted on its business premises;

         f. Vacancy of all or a substantial part of the business premises of the Borrower;

         g. Failure to provide LIDC with copies of current receipted real estate tax bills and assessments or evidence of payment thereof, as LIDC may demand;

         h. Failure to maintain in full force and effect valid insurance policies, if originally required;

         i. Failure to terminate or subordinate within thirty (30) days after filing any financing statement affecting the mortgaged fixtures, chattels or articles of personal property filed by other than LIDC and without LIDC's written consent (with the exception of continuation statements);


         j. Failure to comply with any of the terms and conditions of this Agreement, or the Memorandum, and/or failure to perform or abide by any of the covenants, warranties or representations made in this Agreement or the Memorandum;

         k. Failure to comply with any of the terms and conditions of the Mortgage, Note or any guaranty thereof executed of even date herewith;

         1. Failure to comply with any of the terms and conditions of any other loan from LIDC for the benefit of Borrower and/or Guarantors.

36.      Remedies:

         a. If any one or more of the Events of Default described in paragraph 35 hereof shall have occurred, then, and in such event, and at any time thereafter, if any Event of Default shall then exist, LIDC may, at its option, declare the Note to be due and payable, whereupon the maturity of the then unpaid balance of the Note shall forthwith become due and payable without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived;

         b. In case any Event of Default shall occur, LIDC may enforce its rights or remedies by suit in equity or by action at law, or both;

         c. No right or remedy herein conferred upon LIDC is intended to be exclusive of any other right or remedies herein;

37.      Miscellaneous:

         a. Borrower and guarantors waive the right of a jury trial in any action or proceeding brought in any Court by either party, or assigns, arising out of the subject matter of this Agreement, the Loan or any Note or other obligation secured hereby;

         b. This Agreement may not be changed, modified or discharged, in whole or in part, and no right or remedy of LIDC hereunder or under the Note may be waived unless such change, modification, discharge or waiver is in writing and signed by LIDC.

         c. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein;

         d. Notices and Demands: Any notices or demands required by this Agreement, the Note or the Mortgage, shall be in writing and delivered personally or mailed to the party entitled to such notice or demand at the premises.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed February 21, 1997.


                                            Electronic hardware Corp.
         BORROWER
         SEAL
                                            /s/ Andrew Franzone
                                            ---------------------------------
                                            by: Andrew Franzone, President

ATTEST:     /s/ Andrew Franzone
            as attorney in fact for

/s/ for Harry Goodman
------------------------------------------
Harry Goodman, Secretary



Witness:/s/ [illegible]
        ----------------------------------
                                            LONG ISLAND DEVELOPMENT CORPORATION


                                            /s/ Eileen Leavell
                                            ----------------------------
                                            By: Eileen Leavell
                                            Asst. Secretary

STATE OF NEW YORK }
                            .ss:
COUNTY OF NASSAU     }


         On February 21, 1997, before me personally came Andrew Franzone, to me known who, being by duly sworn, did depose and say that he resides at BX 651 Strathmore Ct, Remsenberg, NY 11960; that he is the President of Electronic Hardware Corp., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.
                                             /s/Carol Lotardo
                                ---------------------------------------------
                                                      CAROL LOTARDO
                                            NOTARY PUBLIC, State of New York

                                                       No. 4732765
                                                 Qualified in Nassau County
                                          Commission Expires August 31, 199/s/8


STATE OF NEW YORK }
                        .ss:
COUNTY OF NASSAU  }

         On February 21, 1997, before me personally came Eileen Leavell, to me known who, being by me duly sworn, did depose and say that he resides at Floral Park, New York; that she is an Assistant Secretary of the LONG ISLAND DEVELOPMENT CORPORATION, the corporation described in and which executed the foregoing instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that she signed her name thereto by like order.

                                             /s/Carol Lotardo
                                ---------------------------------------------
                                                      CAROL LOTARDO
                                            NOTARY PUBLIC, State of New York
                                                       No. 4732765
                                                 Qualified in Nassau County
                                          Commission Expires August 31, 199/s/8

                           LOAN PROMISSORY NOTE

$250,000.00                                         Carle Place, New York
                                                 Dated: February 21, 1997

         FOR VALUE RECEIVED, Electronic Hardware Corp., a New York corporation with an office for the transaction of business located at 320 Broad Hollow Road, Farmingdale, NY 11735 (the "Borrower"), promises to pay to the order of the LONG ISLAND DEVELOPMENT CORPORATION, a New York State not-for-profit corporation, having an office for the transaction of business located at 255 Executive Drive, Suite 400, Plainview, New York 11803 (the "Lender") the principal sum of Two hundred fifty thousand ($250,000.00) DOLLARS, with interest on the unpaid principal balance of such amount from the date of this Note or such advance. as the case may be, at 7% percent per annum. This Note evidences a loan (the "Loan") made by the Lender to Borrower, in the principal amount hereof, and is secured by (a) a security agreement on all machinery and equipment of Borrower; and (b) such other security as may now or hereafter be given to the Lender by Borrower as collateral for the Loan (the Security Agreement, this Note and such other documents evidencing such other security which may hereafter be given as further security for, or in connection with, the Loan, being hereinafter collectively referred to as the "Loan Documents").
                    PAYMENT OF PRINCIPAL AND INTEREST

         Borrower shall make payments on account of the principal balance plus pay interest at the Interest Rate on the unpaid principal balance of this Note beginning on the 1st day of the first full month following the Closing Date, and continuing on the first day of each month thereafter until the Maturity Date (or such earlier date in the event the Lender or subsequent holder of the Note [the "Holder"] accelerates Borrower's obligations hereunder), at which time, the balance of principal remaining unpaid plus any accrued and unpaid interest shall be fully due and payable. Said payments of principal and interest shall consist of 120 equal monthly payments, each in the amount of $2,902.71, the first of which shall commence on March 1, 1997 and on the 1st day of each month thereafter, up to and including February 1, 2007.

                               GENERAL CONDITIONS

         (a) METHOD OF PAYMENT. All payments under this Note are payable at 255 Executive Drive, Suite 400, Plainview, New York 11803, or at such other place as the Lender shall notify Borrower in writing. The Lender reserves the right to require any payment on this Note, whether such payment is of a regular installment or represents a prepayment, to be by wired federal funds or other immediately available funds or to be paid at a place other than the above address.

         (b) APPLICATION OF PAYMENTS RECEIVED. Except as otherwise provided in this Note, all payments received by the Lender on this Note shall be applied by the Lender as follows:

         FIRST, to any unpaid Late Payment Charges (hereinbelow defined); and

         SECOND, to accrued and unpaid interest to the payment due date; and

         THIRD, to the reduction of principal of this Note.

If an Event of Default (hereinbelow defined) occurs, the Lender may apply any payments received to any sums due hereunder or under any other Loan Document in such manner as it deems appropriate.

         (c) LATE PAYMENT CHARGES. If Borrower fails to pay any amount of principal and/or interest on this Note for fifteen (15) days after such payment becomes due, whether by acceleration or otherwise, the Lender may, at its option, whether immediately or at the time of final payment of the amounts evidenced by this Note, impose a late payment charge (the "Late Payment Charge") computed by multiplying the amount of each past due payment by two (2%) percent, not to exceed $500.00. Until any and all Late Payment Charges are paid in full, the amount thereof shall be added to the indebtedness secured by any of the Loan Documents. The Late Payment Charge is not a penalty and is deemed to be liquidated damages for the purpose of compensating the Lender for the difficulty in computing the actual amount of damages incurred by the Lender as a result of the late payment by Borrower.

         (d) PREPAYMENT. The principal balance may be prepaid in whole or in part at any time without premium or penalty.

         In the event the Lender receives partial prepayments, or in the event that the Lender shall receive proceeds of condemnation or insurance proceeds for application against the Loan, such prepayments and proceeds shall be applied to installments of principal in the inverse order of maturity and no prepayment premium shall be deducted from such condemnation or insurance proceeds.

         (e) ACCELERATION. If:

                  (i) Borrower fails to pay any sum due on this Note within ten (10) days of the date the same is due; or

                  (ii) Borrower shall fail to perform any other obligation required to be performed by Borrower under this Note, for ten
(10) days after the Lender has given written notice of such failure to Borrower; or

                  (iii) Any warranty, representation or other statement by or on behalf of Borrower in any instrument furnished in compliance with or in reference to this Note be false or misleading in any material respect; or
                  (iv) Borrower or any Guarantor shall generally not be paying debts as they become due or file a petition or seek relief under or take advantage of any insolvency law; make an assignment for the benefit of creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator, custodian or conservator of Borrower or any Guarantor or of the whole or substantially all of Borrower's or any Guarantor's property or of any collateral pledged as security for this Note; or if Borrower or any Guarantor shall file a petition or an answer to a petition under any chapter of the Bankruptcy Reform Act of 1978, as amended (or any successor statute thereto), or file a petition or seek relief under or take advantage of any other similar law or statute of the United States of America, any State thereof, or any foreign country or subdivision thereof; or

                  (v) Under the provisions of any law for the relief or aid of debtors, a court of competent jurisdiction or a receiver, trustee, liquidator, custodian or conservator shall assume custody or control or take possession from Borrower or any Guarantor of all or substantially all of Borrower's or any Guarantor's property or any portion of any collateral pledged as security for this Note; or

                  (vi) A Court of competent jurisdiction shall enter an order, judgment or decree appointing or authorizing a receiver, trustee, liquidator, custodian or conservator of Borrower or any Guarantor or of the whole or substantially all of Borrower's or any Guarantor's property, or any portion of the collateral pledged as security for this Note, or enter an order for relief against Borrower or any Guarantor in any case commenced under any chapter of the Bankruptcy Reform Act of 1978, as amended (or any successor statute thereto), or grant relief under any other similar law or statute of the United States of America, any State thereof, or any foreign country or subdivision thereof and the same is not stayed or discharged within sixty (60) days of entry; or

                  (vii) There is commenced against Borrower or any Guarantor any proceeding for any of the foregoing relief or if a petition is filed against Borrower or any Guarantor under any chapter of the Bankruptcy Reform Act of 1978, as amended (or any successor statute thereto), or under any other similar law or statute of the United States of America, any State thereof, or any foreign country or subdivision thereof, and such proceeding or petition remains undismissed for a period of sixty (60) days or if Borrower or any Guarantor by any act indicates consent to, approval of or acquiescence in any such proceeding or petition; or

                  (viii) the Lender receives a notice to creditors with regard to a bulk transfer by Borrower or any Guarantor pursuant to
Article VI of the Uniform Commercial Code; or
                  (ix) Any Guarantor defaults under or attempts to withdraw, cancel or disclaim liability under any Guaranty issued to the Lender or the Holder; or

                  (x) Any shares of the capital stock of the Borrower or

any Guarantor, if the Borrower or such Guarantor is a corporation, shall be sold, transferred, conveyed, mortgaged, pledged, hypothecated or alienated without the prior written consent of the Lender; or

                  (xi) Any partnership interest in the Borrower or any Guarantor, if the Borrower or such Guarantor is a partnership, shall be sold, assigned, transferred, conveyed, mortgaged, pledged, hypothecated or alienated without the prior written consent of the Lender: or

                  (xii) Any material inaccuracy shall exist in any of the financial statements or in any other information furnished by or to be furnished by the Borrower or any Guarantor to the Lender to induce the Lender to make the Loan evidenced by this Note; or

                  (xiii) The death of any individual Borrower or Guarantor or the dissolution of any corporate or partnership Borrower or Grantor; or

                  (xvi) The Borrower or any other partnership or corporate entity having common ownership with the Borrower, or any Guarantor or any other partnership or corporate entity having common ownership with any Corporate Guarantor, defaults under any other agreement or document, now existing or in the future existing with the Lender or the Holder; if a default shall be made by the Borrower or any other partnership or corporate entity having common ownership with the Borrower or by any Guarantor or any other partnership or corporate entity having common ownership with any Corporate Guarantor, in the payment of principal and interest or any charges on any note or other instrument executed, or in the future executed and delivered to the Lender or the Holder by the Borrower or any Guarantor or any other partnership or corporate entity having common ownership with either the Borrower or any Corporate Guarantor when and as the same shall become due and payable, whether at a due date or by acceleration thereof; or

                  (xv) an event of default, under any other documents executed by any Guarantor in connection with a loan or loans now existing or in the future existing to any Corporate Guarantor and the Lender or the Holder, shall have occurred; or

                  (xvi) and event of default, under any other Loan Documents, shall have occurred;

then, and in any such event (an "Event of Default"), the Lender or the Holder may, at its option, declare the entire unpaid balance of this Note together with interest accrued thereon, to be immediately due and payable and the Lender or the Holder may proceed to exercise any rights or remedies that it may have under this Note or any other Loan Documents, or such other rights and remedies with the Lender or the Holder may have at law, equity or otherwise. In the event of such acceleration, Borrower may discharge its obligations to the Lender or the Holder by paying:


                           (A) the unpaid principal balance hereof as at
the date of such payment,
plus

                           (B) accrued interest computed in the manner
set forth above, plus

                           (C) any Late Payment Charge computed in the
manner set forth above.
Plus

                           (D) any other sum due and owing the Lender or
the Holder under this Note
or any other Loan Document.

         (f) INTEREST ACCRUAL. That if the whole of said principal sum evidenced by this Note and interest, shall become due by exercise of the option of the Lender or Holder after default by the Borrower or Mortgagor under any of the terms, covenants and conditions of the Mortgage and Security Agreement and/or this Note, or if the whole of said principal sum and interest shall mature and become due under the terms, covenants and conditions of the Mortgage and Security Agreement and/or this Note regardless of default, if any, on the part of the

Borrower or Mortgagor, then interest on said principal sum shall continue to accrue at the rate provided for in this Note until said Principal sum is fully paid.

         (g) INTEREST AFTER MATURITY. In the event of Maturity by acceleration or otherwise, the Interest Rate charged will be increased by four (4%) percent per annum above the interest rate otherwise due. In no event, however, will the rate charged exceed the maximum allowable by law.

         (h) COSTS AND EXPENSES ON DEFAULT. After default, in addition to principal, interest and any Late Payment Charge, the Lender or the Holder shall be entitled to collect all costs of collection, including, but not limited to, reasonable attorneys' fees, incurred in connection with the protection or realization of collateral or in connection with any of the Lender's or Holder's collection efforts, whether or not suit on this Note or any foreclosure proceeding is filed, and all such costs and expenses shall be payable on demand and until paid shall also be secured by the Loan Documents and by all other collateral held by the Lender or the Holder as security for Borrower's obligations to the Lender or Holder.

         (i) N0 WAIVER BY THE LENDER. No failure on the part of the Lender or other holder hereof to exercise any right or remedy hereunder, whether before or after the happening of a default, shall constitute a waiver thereof, and no waiver of any past default shall constitute waiver of any future default or of any other default. No failure to accelerate the Loan evidenced hereby by reason of default hereunder, or acceptance of a past due installment, or indulgence granted from time to time shall be construed to be a waiver of the right to insist upon prompt payment thereafter, or shall be deemed to be a novation of this Note or as a reinstatement of the Loan evidenced hereby or as a waiver of such right of acceleration or any other right, or be construed so as to preclude the exercise of any right which the Lender may have, whether by the laws of the state governing this Note, by agreement or otherwise; and Borrower and each endorser or Guarantor hereby expressly waive the benefit of any statute or rule of law or equity which would produce a result contrary to or in conflict with the foregoing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom such agreement is sought to be enforced.

         (j) WAIVER BY BORROWER. Borrower and each endorser or guarantor of this Note hereby waives presentment, protest, demand, diligence, notice of dishonor and of nonpayment, and waives and renounces all rights to the benefits of any statute of limitations and any moratorium, appraisement, exemption and homestead now provided or which may hereafter be provided by any federal or state statute, including but not limited to exemptions provided by or allowed under the Bankruptcy Code of 1978, both as to itself personally and as to all of its or their property, whether real or personal, against the enforcement and collection of the obligations evidenced by this Note and any and all extensions, renewals and modifications hereof.

         (k) COMPLIANCE WITH USURY LAWS. It is the intention of the parties to conform strictly to the usury laws, whether state or federal, that are applicable to this Note. All agreements between Borrower and the Lender, whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity hereof or otherwise, shall the amount paid or agreed to be paid to the Lender or the holder hereof, or collected by the Lender or such holder, for the use, forbearance or detention of the money to be loaned hereunder or otherwise, or for the payment or performance of any covenant or obligation contained herein, or in any of the Loan Documents, exceed the maximum amount permissible under applicable federal or state usury laws. If under any circumstances whatsoever fulfillment of any provision hereof or of the Loan Documents, at the time performance of such provision shall be due, shall involve exceeding the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if under any circumstances the Lender or other holder hereof shall ever receive an amount deemed interest by applicable law, which would exceed the highest lawful rate, such amount that would be excessive interest under applicable usury laws shall be applied to the reduction of the principal amount owing hereunder or to other indebtedness secured by the Loan Documents and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal and such other indebtedness, the excess shall be deemed to have been a payment made by mistake and shall be refunded to Borrower or to any other person making such payment on Borrower's behalf. All sums paid or agreed to be paid to the holder hereof for the use, forbearance or detention of the indebtedness of Borrower evidenced hereby, outstanding from time to time shall, to the extent permitted by applicable law, and to the extent necessary to preclude exceeding the limit of validity prescribed by law, be amortized, pro-rated, allocated and spread from the date of disbursement of the proceeds of this Note until payment in full of the Loan evidenced hereby and thereby so that the actual rate of interest on account of such indebtedness is uniform throughout the term hereof and thereof. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between Borrower, any endorser or Guarantor and the Lender.

         (1) GOVERNING LAW: SUBMISSION TO JURISDICTION. This Note shall be governed by and construed under the laws of the State of New York. Borrower and each endorser or Guarantor hereby submits to personal jurisdiction in said State for the enforcement of Borrower's obligations hereunder or under any other Loan Document and waives any and all personal rights under the law of any other state to object to jurisdiction within such State for the purposes of litigation to enforce such obligations of Borrower.

         (m) WAIVER BY BORROWER OF JURY TRIAL. The Borrower hereby waives trial by jury in any litigation in any court with respect to, in connection with, or arising out of this Note, any other Loan Document or the Loan, or any instrument or document delivered in connection with the Loan, or the validity, protection, interpretation, collection or enforcement thereof, or any other claim or dispute howsoever arising between the Borrower and the Lender or the Holder.

         (n) RIGHT OF SET OFF. Borrower grants to the Lender or the Holder a continuing lien for the amount of this Note upon any and all monies, securities and other property of Borrower and the proceeds thereof, now or hereafter held or received by or in transit to the Lender or the Holder from or for Borrower whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of Borrower with, and any and all claims of Borrower against the Lender or the Holder at any time existing. Upon the occurrence of an Event of Default, the Lender or the Holder is authorized at any time and from time to time, without notice to Borrower to set off, appropriate and apply any and all items hereinabove referred to against this Note.

         (o) AUTHORITY OF THE LENDER. Borrower authorizes the Lender to date this Note as of the day when the Loan is made and to complete or correct this Note as to any terms of the Loan not set forth herein at the time of delivery hereof.


         (p) NOTICES. Any notices required or permitted to be given hereunder shall be: (i) personally delivered or (ii) given by registered or certified mail, postage prepaid, return receipt requested, or (iii) forwarded by overnight courier service, in each instance addressed to the addresses set forth at the head of this Note, or such other addresses as the parties may for themselves designate in writing as provided herein for the purpose of receiving notices hereunder. All notices shall be in writing and shall be deemed given, in the case of notice by personal delivery, upon actual delivery, and in the case of appropriate mail or courier service, upon deposit with the U.S. Postal Service or delivery to the courier service.

         (q) LIABILITY IF MORE THAN ONE BORROWER. If more than one person or entity executes this Note as a Borrower, all of said persons or entities are jointly and severally liable hereunder.

         (r) ENTIRE AGREEMENT. This Note and the other Loan Documents constitute the entire understanding between Borrower, the Guarantors, if any, and the Lender and to the extent that any writings not signed by the Lender or oral statements or conversations at any time made or had shall be inconsistent with the provisions of this Note and the other Loan Documents, the same shall be null and void.

         IN WITNESS WHEREOF, the Borrower and each Guarantor has executed this instrument the date first above written.


                                       Electronic Hardware Corp.
BORROWER
SEAL

                                       /s/ Andrew Franzone
                                       ------------------------------
                                       by: Andrew Franzone, President
ATTEST:

/s/ Andrew Franzone
    Attorney in Fact
/s/ Harry Goodman
------------------------
Harry Goodman, Secretary

                                       Allen Field Co. Inc.


                                       /s/ Andrew Franzone
                                       ------------------------------
                                       by: Andrew Franzone, President

                          /s/A. Franzone                /s/A. Franzone

                             Attorney in Fact for          Attorney in Fact for
/s/Andrew Franzone        /s/Harry Goodman              /s/ David Kassel
--------------------      -----------------------       -----------------------
Andrew Franzone           Harry Goodman                 David Kassel


STATE OF NEW YORK}
                                            ss:
COUNTY OF NASSAU}

         On February 21, 1997, before me personally came Andrew Franzone, to me known who, being by duly sworn, did depose and say that he resides at BX 651 Strathmore Ct, Remsenberg, NY 11960; that he is the President of Electronic Hardware Corp., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.


                                        /s/ Carol Lotardo
                                        ----------------------------------
                                        CAROL LOTARDO
                                        NOTARY PUBLIC, State of New York
                                        No. 4732765
                                        Qualified in Nassau County
                                        Commission Expires August 31, 1998


STATE OF NEW YORK}
                                       ss:
COUNTY OF NASSAU}


         On February 21, 1997, before me personally came Andrew Franzone, to me known who, being by duly sworn, did depose and say that he resides at BX 651 Strathmore Ct, Remsenberg, NY 11960; that he is the President of Allen Field Co. Inc., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.


                                       /s/ Carol Lotardo
                                       ----------------------------------
                                       CAROL LOTARDO
                                       NOTARY PUBLIC, State of New York
                                       No. 4732765
                                       Qualified in Nassau County
                                       Commission Expires August 31, 1998

STATE OF NEW YORK}
                                       ss:
COUNTY OF NASSAU}

         On February 21, 1997, before me personally came Andrew Franzone, to me known to be the individual described in and who executed the foregoing loan promissory note, and acknowledged that he executed the same.

                                       /s/ Carol Lotardo
                                       ---------------------------------
                                       CAROL LOTARDO
                                       NOTARY PUBLIC, State of New York
                                       No. 4732765
                                       Qualified in Nassau County
                                       Commission Expires August 31, 1998

ATTORNEY-IN-FACT
ACKNOWLEDGMENT

STATE OF NEW YORK}
                                       ss:
COUNTY OF NASSAU}

On the 21st day of February, 1997, before me personally came Andrew Franzone, to me personally known to be the person described and appointed attorney-in-fact in and by a certain power-of-attorney executed by Harry Goodman dated January 8, 1997 (or to be recorded in the office of of County simultaneously with the foregoing instrument), and acknowledged to me that he has executed the foregoing instrument as the act of said


                                       /s/ Carol Lotardo
                                       CAROL LOTARDO
                                       NOTARY PUBLIC, State of New York
                                       No. 4732765
                                       Qualified in Nassau County
                                       Commission Expires August 31, 1998

ATTORNEY-IN-FACT
ACKNOWLEDGMENT

STATE OF NEW YORK}
                                       ss:
COUNTY OF NASSAU}

On the 21st day of February, 1997, before me personally came Andrew Franzone, to me personally known to be the person described and appointed attorney-in-fact in and by a certain power-of-attorney executed by David Kassel dated January 8, 1997 (or to be recorded in the office of __________________ of______________________ County simultaneously with the foregoing instrument), and acknowledged to me that he has executed the foregoing instrument as the act of said

                                       /s/ Carol Lotardo
                                       ---------------------------------
                                       CAROL LOTARDO
                                       NOTARY PUBLIC, State of New York
                                       No. 4732765
                                       Qualified in Nassau County
                                       Commission Expires August 31, 1998

SECURITY AGREEMENT (CHATTEL MORTGAGE)

THIS AGREEMENT, made the   day of February 21, 1997 under the laws of the state
of New York

BETWEEN Electronic Hardware Corp.                       herein called the Debtor

whose business address is (if none, write "none")
         320 Broad Hollow Road, Farmingdale, NY 11735

and whose resident address is
and Long Island Development Corporation          herein called the Secured Party
whose address is 255 Glen Cove Road,
Carle Place, N.Y.
WITNESSETH:

         To secure the payment of an indebtedness in the amount of $250,000.00 with interest, payable as follows:

                  120 monthly installments, with interest at 7% per annum, the first of which is payable on March 1, 1997 and monthly thereafter up to and including February 1, 2007.




as evidenced by a note or notes of even date herewith, and also to secure any other indebtedness or liability of the Debtor to the Secured Party direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including all future advances or loans which may be made at the option of the Secured Party, (all hereinafter called the "obligations") Debtor hereby grants and conveys to the Secured Party a security interest in, and mortgages to the Secured Party,
         (a) the property described in the schedule herein which the Debtor represents will be used primarily

              / /  for personal, family or household purposes
              / /  in farming operations  /X/  in business or other use

         (b) all property, goods and chattels of the same classes as those scheduled, acquired by the Debtor subsequent to the execution of this agreement and prior to its termination. (If the property described in the Schedule is for personal, family or household purposes then no security attaches under this section (b) unless the debtor acquires rights in them within 10 days after the Secured Party gives value.)
         (c)  all proceeds thereof, if any,
         (d) all substitutions, replacements and accessions thereto (the foregoing (a), (b), (c) and (d) hereinafter called the collateral).


                      1.       DEBTOR WARRANTS, COVENANTS AND AGREES AS FOLLOWS:
PAYMENT               1a       To pay and perform all of the obligations secured

                      by this agreement according to their terms.

DEFEND                1b       To defend the title to the collateral against all
TITLE                 persons and against all claims and demands whatsoever,
                      which collateral, except for the security interest granted hereby, is lawfully owned by the Debtor and is now free and clear of any and all liens, security interests, claims, charges, encumbrances, taxes and assessments except as may be set forth in the schedule.

ASSURANCE             1c       On demand of the secured party to do the
OF TITLE              following; furnish further assurance of title, execute any written agreement or do any other acts necessary to effectuate the purposes and provisions of this agreement, execute any instrument or statement required by law or otherwise in order to perfect, continue or terminate the security interest of the Secured Party in the collateral and pay all costs of filing in connection therewith.

POSSESSION            1d       To retain possession of the collateral during the
                      existence of this agreement and not to sell, exchange, assign, loan, deliver, lease, mortgage or otherwise dispose of same without the written consent of the Secured
                      Party.

LOCATION              1e       To keep the collateral at the location specified
                      in the schedule and not to remove same (except in the usual course of business for temporary periods) without the prior written consent of the Secured party.

LIENS                 1f       To keep the collateral free and clear of all
                      liens, charges, encumbrances, taxes and assessments.

TAXES                 1g       To pay, when due, all taxes, assessments and
                      license fees relating to the collateral.

REPAIRS               1h       To keep the collateral, at Debtor's own cost and
                      expense, in good repair and condition and available for inspection by the Secured Party at all reasonable times.

INSURANCE             1i       To keep the collateral fully insured against
                      loss by fire, theft and other casualties, Debtor shall give immediate written notice to the Secured Party and to insurors of loss or damage to the collateral and shall promptly file proofs of loss with insurors.

                      2.       THE PARTIES FURTHER AGREE
NON-WAIVER            2a       Waiver of or acquiescence in any default by the
                      Debtor, or failure of the Secured Party to insist upon strict performance by the Debtor of any warranties or agreements in this security agreement, shall not constitute a waiver of any subsequent or other default or failure.


NOTICES               2b       Notices to either party shall be in writing and
                      shall be delivered personally or by mail addressed to the party at the address herein set forth or otherwise designated in writing.

LAW                   2c       The Uniform Commercial Code shall govern the
APPLICABLE            rights, duties and remedies of the parties and any
                      provisions herein declared invalid under any law shall not invalidate any other provision or this agreement.

DEFAULT               2d       The following shall constitute a default by
                      Debtor:
non-payment           Failure to pay the principal or any installment of
violation             principal or of interest on the indebtedness or any notes
misrepresentation     when due.  Failure by Debtor to comply with or perform
levy-insolvency       any provision of this agreement.  False or misleading
death                 representations or warranties made or given by Debtor in
impairment of         connection with this agreement.  Subjection of the
security              collateral to levy of execution or other judicial process.
                      Commencement of any insolvency proceeding by or against the Debtor. Death of the Debtor. Any reduction in the value of the collateral or any act of the Debtor which imperils the prospect of full performance or satisfaction of the Debtor's obligations herein.

REMEDIES ON           2e       Upon any default of the Debtor and at the option
DEFAULT               of the Secured Party, the obligations secured by this
acceleration          agreement shall immediately become due and payable in
                      full without notice or demand and the Secured Party shall
                      have all the rights, remedies and privileges with respect
                      to repossession, retention and sale of the collateral and
                      disposition of the proceeds as are accorded by the
                      applicable sections of the Uniform Commercial Code
                      respecting "Default".
assembling            Upon any default and upon demand, Debtor shall assemble
collateral            the collateral and make it available to the Secured Party
attorneys' fees       at the place and at the time designated in the demand.
etc.                  Upon any default, the Secured Party's reasonable
                      attorneys' fees and the legal and other expenses for
                      pursuing, searching for, receiving, taking, keeping,
                      storing, advertising, and selling the collateral shall be
                      chargeable to the Debtor.
deficiency            The Debtor shall remain liable for any deficiency
                      resulting from a sale of the collateral and shall pay any
                      such deficiency forthwith on demand.
monies                If the Debtor shall default in the performance of any of
advanced              the provisions of this agreement on the Debtor's part to
                      be performed, Secured Party may perform same for the
                      Debtor's account and any monies expended in so doing shall be chargeable with interest to the Debtor and added to the indebtedness secured hereby.
FINANCING             2f       The Secured Party is hereby authorized to file a
STATEMENT             Financing Statement.
CAPTIONS              2g       The Captions are inserted only as a matter of

                      convenience and for reference and in no way define, limit or describe the scope of this agreement nor the intent of any provision thereof.

                              [end of page]

         The terms, warranties and agreements herein contained shall bind and inure to the benefit of the respective parties hereto, and their respective legal representatives, successors and assigns.
         The gender and number used in this agreement are used as a reference term only and shall apply with the same effect whether the parties are of the masculine or feminine gender, corporate or other form, and the singular shall likewise include the plural.
         This agreement may not be changed orally.

         IN WITNESS WHEREOF, the Parties have respectively signed and sealed these presents the day and year first above written.


                                            Electronic Hardware Corp.


Witness:/s/ [illegible]                     /s/ Andrew Franzone
                                            ----------------------------
                                            by: Andrew Franzone, President

                                            Long Island Development Corporation

                                            /s/ Eileen Leavell
                                            -----------------------------
                                            By: Eileen Leavell, Asst. Sec'y



                                 SCHEDULE

         Describe items of collateral, the address where each item will be located and describe any prior liens, etc., and the amounts due thereon. If items are crops or goods affixed or to be affixed to real estate describe the real estate and state the name and address of the owner of record thereof.

                Items                         Location, etc.
                -----                         --------------

all personal property, including and without limitation, all present and future accounts receivable, machinery, equipment, inventory (raw and finished), contract rights, instruments, chattel paper, intangibles, and/or fixtures, now existing or hereafter acquired or created, and all additions and accessions thereto and exchanges and proceeds thereof.






         The chief place of business of the Debtor, if other than stated in this agreement, is:

                                GUARANTEE

         The undersigned guarantees prompt and full performance and payment according to the tenor of the within agreement, to the holder hereof, and, in the event of default, authorizes any holder hereof to proceed against the undersigned, for the full amount due including reasonable attorneys' fees, and hereby waives presentment, demand, protest, notice of protest, notice of dishonor and any and all other notices or demand of whatever character to which the undersigned might otherwise be entitled. The undersigned further consents to any extension granted by any holder and waives notice thereof. If more than one guarantor, obligation of each shall be joint and several.

         WITNESS the hand and seal of the undersigned this February 21, 19 .

                                        Allen Field Co. Inc.

                                        /s/ Andrew Franzone              (L.S.)
                                        ---------------------------------
                                        by: Andrew Franzone, President

                                        Address
                                               ---------------------------------




                            SECURITY AGREEMENT
                             CHATTEL MORTGAGE

================================================================================
                                    TO

================================================================================
DATED,
================================================================================


================================================================================
To perfect lien, file UCC 1 (see UCC Section 9-410)
N.Y.:  CONSUMER GOODS OR FARM CONNECTED COLLATERAL:
         --resident debtor; with filing officer in county of debtor's residence. --non resident debtor; Dept. of state: if debtor has a place of business in only one county in N.Y., also with filing officer of such county.
         --crops:  Dept. of state and also with filing officer in county where land, on which crops are grown, lies.
         FIXTURES attached to realty; in county where land lies.
         ALL OTHER CASES; Dept. of state:  if debtor has a place of business in only one county in N.Y., also with filing officer in such county. 'filing officer'; in N.Y.C., the City Register of the county:
            elsewhere in state, the county clerk.
N.J.:  CONSUMER GOODS OR FARM CONNECTED COLLATERAL:
         --with clerk or county of debtor's residence.
         --if non resident debtor, in county where goods are kept.
         --crops:  in county where land lies.
         FIXTURES attached to realty; with register of county where land lies or with county clerk if no register.
         ALL OTHER COLLATERAL; with secretary of state.
CONN.:  FIXTURES attached to realty; with clerk of town or city where land lies.
         ALL OTHER COLLATERAL; with secretary of state.